UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2015

Item 1. Reports to Stockholders.

Annual Report 7/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **AMT-Free Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	4.88%	-0.10%	3.56%

5-Year	7.44	6.39	4.39

10-Year	2.19	1.70	4.57

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

Amid low interest rates and coverage that we believe was often narrowly focused on the market’s challenges, Oppenheimer Rochester AMT-Free Municipal Fund delivered high levels of tax-free income in the 12 months ended July 31, 2015 and outperformed its benchmark, the Barclays Municipal Bond Index. The distribution yield of the Class A shares was 6.21% (without sales charge) and produced an annual total return of 4.88% (without sales charge), beating its benchmark by 132 points for the 12-month period ended July 31, 2015. During this reporting period, tax-free income provided 100% of the Fund’s total return.

MARKET OVERVIEW

Yields on high-grade municipal bonds rose during this reporting period as the market continued to anticipate changes to the Fed Funds target rate. Since October 2014, when the Federal Open Market Committee (FOMC) voted to end its program of purchasing mortgage-backed securities and long-term Treasuries in an effort to stimulate the economy (quantitative easing), speculation about the Fed’s plans often triggered movements in the equity and bond markets.

Near the end of this reporting period, Federal Reserve Chairman Janet Yellen told the U.S. Congress that improving economic conditions

The average distribution yield in Lipper’s General & Insured Municipal Debt Funds category was 3.15% at the end of this reporting period. At 6.21%, the distribution yield at NAV for this Fund’s Class A shares was 306 basis points higher than the category average.

“would likely make it appropriate for the central bank to raise rates at some point this year,” assuming the labor market continues to advance.

While not definitive by any measure, the statement was more specific than earlier

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.21%

Dividend Yield with sales charge	5.92

Standardized Yield	5.38

Taxable Equivalent Yield	9.51

Last distribution (7/28/15)	$0.035

Total distributions (8/1/14 to 7/31/15)	$0.417

Endnotes for this discussion begin on page 17 of this report

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announcements from the Fed. For example, in October 2014, the FOMC said it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program. According to a statement released November 19, 2014, the FOMC observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

In December 2014, the committee said it could “be patient in beginning to normalize the stance of monetary policy,” but the word “patient” did not appear in the minutes of the February 2015 meeting. In a press conference after the February meeting, Ms. Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” Fed officials also stated in February that “the committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 with declines in energy prices and non-energy imports keeping inflation low.

In a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of July 31, 2015, the average yield on 30-year, AAA-rated muni bonds was 4.53%, up 109 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.40% on July 31, 2015, up 18 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.37%, up 22 basis points from the July 2014 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any

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given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 780 securities as of July 31, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s General & Insured Municipal Debt Funds category as of July 31, 2015. At 6.21% on that date, it was 306 basis points higher than the category average, which was 3.15%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 9.51%, based on the Fund’s standardized yield as of July 31, 2015, and the current top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend, which was 3.4 cents per share at the outset of the reporting period, increased to 3.5 cents per share beginning with the November payout. In all, the Fund distributed 41.7 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 16.6% of the Fund’s total assets (16.7% of net assets) at the end of this reporting period and this sector contributed positively to the Fund’s performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of July 31, 2015, the Fund remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 10.0% and 4.8% of the Fund’s total assets (10.0% and 4.8% of net assets), respectively. Based on market

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value at the end of this reporting period, about 5% of the Fund’s holdings in the Special Tax sector were issued in Puerto Rico. Both the Special Tax and Special Assessment sectors contributed positively to Fund performance this reporting period.

Overall, we believe that the bonds in these sectors have several appealing characteristics. The debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

As of July 31, 2015, the Fund was invested in the hospital/healthcare sector, which represented 12.7% of total assets (12.7% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. This sector contributed positively to Fund performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 10.6% of total assets (10.6% of net assets) at the end of this reporting period. This set of holdings included sewer utilities with 5.7% of total assets (5.7% of net assets), electric utilities with 3.5% of total assets (3.5% of net assets) and water utilities with 1.4% of total assets (1.4% of net assets) as of July 31, 2015. Our holdings in these sectors consist of securities in the mid-

range of the credit spectrum and include bonds issued in Puerto Rico. All utility sectors contributed positively to this Fund’s performance.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 10.1% of the Fund’s total assets (10.1% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the

6         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

The Rochester Portfolio Management Team

administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced earlier in the reporting period: On February 6, 2015, a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery

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The Rochester Credit Research Team

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Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt under the supervision of a Commonwealth court. On July 6, 2015, a federal appeals court unanimously affirmed the earlier decision.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, now set to expire September 15, 2015, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment on July 1, 2015 and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

We are encouraged by the government’s efforts to reduce spending and increase revenue. We continue to believe that Puerto

Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations created significant pressure on the prices of their securities, especially in the latter months of this reporting period. As a result, the Fund’s Puerto Rico holdings in aggregate had a negative impact on the Fund’s total return.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow

9         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

other market participants to impair our team’s ability to deliver shareholder value.

Update (as of September 21, 2015): In the weeks that followed the end of this reporting period, several developments in Puerto Rico and decisions by its agencies and officials kept the Commonwealth in the spotlight. For example, of the four Puerto Rico bond issuers that had payments due on August 3, 2015, three made their payments on time and in full; the Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a $58 million payment of principal and interest on August 3. Instead, a payment of $628,000 was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth, Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds – the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA) – met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items also paid their bondholders, including Oppenheimer Rochester funds. We believe that the legal protections for the COFINA bonds and Puerto Rico’s general obligation (G.O.) debt are strong, and many of our funds have overweight positions in these bonds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

Later in the month, on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a federal district court ruling, which had been affirmed on appeal, related to the Recovery Act: that the Act violated the U.S. Constitution and was invalid. In its petition, the Commonwealth argues that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set

10         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored. Our team remains ready to defend the terms of our investments’ bond indentures.

On September 1, 2015, just prior to the expiration of the forbearance agreement, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet requires that the new securitization bonds earn an investment-grade rating; that the deal requires high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will face neither the risks and uncertainties related to any inefficiency in PREPA’s operations nor the costs that would mount should any future litigation be required. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

The forbearance agreement with bondholders, which has been extended repeatedly since first signed in August 2014 and was set to expire September 18, 2015, was extended on that date to October 1, 2015. However, PREPA did not secure an extension from its bond insurers, a group that guarantees $2.5 billion of the utility’s debt. According to PREPA’s chief restructuring officer, negotiations with the bond insurers will continue.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve some of the Commonwealth’s financial difficulties. Politicians, including some candidates for the presidency, have voiced concerns about the current circumstances in Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress or the Puerto Rico Legislature. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, leading market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

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Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution.

Separately, it is noteworthy that PRASA, the water utility, had announced plans to issue $750 million in bonds. Originally slated for August 25, 2015, the offering has since been revised to provide greater bondholder protections and higher initial yields and, as of this writing, was listed as “day-to-day.” PRASA’s ability to cut expenses and reduce its debt service obligations helped the utility achieve stronger-than-expected results for fiscal year 2015 despite lower-than-expected revenue, according to results released in September.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ rights and best interests.

As of July 31, 2015, 7.2% of the Fund’s total assets (7.2% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, one of which was issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Investments held in this sector contributed positively to Fund performance this reporting period.

Tax increment financing (TIF) bonds constituted 5.2% of the Fund’s total assets (5.2% of net assets) on July 31, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. Bonds in this sector contributed positively to this Fund’s performance.

The sales tax sector represented 4.9% of the Fund’s total assets (4.9% of net assets) as of July 31, 2015. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Based on market values as of July 31, 2015, nearly 70% of the Fund’s holdings in this sector were issued in Puerto Rico, which caused the sector to detract from the Fund’s total return.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 4.5% of total assets (4.5% of net assets) as of July 31, 2015. Within this sector, the Fund holds bonds issued in various U.S. municipalities, including the Commonwealth of Puerto Rico. Investments in this sector also detracted from the Fund’s overall performance this reporting period.

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Several sectors in which the Fund maintained relatively smaller investments as of July 31, 2015, contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in the education and the municipal leases sectors, diversified financial services bonds, securities issued by not-for-profit organizations, correctional facilities bonds, sports facility revenue securities and the bonds in several other sectors.

Two of the Fund’s smaller sectors detracted from the Fund’s performance this reporting period: the casino sector with 0.7% of total assets (0.7% of net assets) as of July 31, 2015, and the government appropriations sector with 0.6% of total assets (0.6% of net assets) on the same date. At the end of this reporting period, the latter sector included one bond issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and contributed positively to this Fund’s performance. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

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Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco - Master Settlement Agreement	16.6%
Hospital/Healthcare	12.7
Special Assessment	10.0
Higher Education	7.2
Sewer Utilities	5.7
Tax Increment Financing (TIF)	5.2
Sales Tax Revenue	4.9
Special Tax	4.8
General Obligation	4.5
Education	4.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on total assets.

  CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.3%	0.5%	1.8%
AA	16.1	0.7	16.8
A	10.7	0.5	11.2
BBB	17.9	13.5	31.4
BB or lower	26.2	12.6	38.8
Total	72.2%	27.8%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/15

	Without Sales Charge	With Sales Charge
Class A	6.21%	5.92%
Class B	5.36	N/A
Class C	5.38	N/A
Class Y	6.51	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/15

Class A	5.38%
Class B	4.87
Class C	4.89
Class Y	5.89

TAXABLE EQUIVALENT YIELDS

As of 7/31/15

Class A	9.51%
Class B	8.60
Class C	8.64
Class Y	10.41

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	4.88%	7.44%	2.19%	5.72%
Class B (OTFBX)	3/16/93	4.12	6.58	1.69	3.95
Class C (OMFCX)	8/29/95	3.98	6.59	1.39	3.36
Class Y (OMFYX)	11/29/10	5.16	N/A	N/A	8.41

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	-0.10%	6.39%	1.70%	5.59%
Class B (OTFBX)	3/16/93	-0.82	6.26	1.69	3.95
Class C (OMFCX)	8/29/95	2.99	6.59	1.39	3.36
Class Y (OMFYX)	11/29/10	5.16	N/A	N/A	8.41

16         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.035 for the 35-day accrual period ended July 28, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 28, 2015; for the yield

17         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0300, $0.0301 and $0.0365, respectively, for the 35-day accrual period ended July 28, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s General & Insured Municipal Debt Funds category is based on 274 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top 2015 federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

18         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

19         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During 6 Months Ended July 31, 2015
Class A	$ 1,000 .00	$ 981 .40	$ 4 .97
Class B	1,000 .00	977 .60	8 .72
Class C	1,000 .00	977 .60	8 .77
Class Y	1,000 .00	982 .50	3 .79

Hypothetical (5% return before expenses)
Class A	1,000 .00	1,019 .79	5 .07
Class B	1,000 .00	1,016 .02	8 .89
Class C	1,000 .00	1,015 .97	8 .94
Class Y	1,000 .00	1,020 .98	3 .87

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios
Class A	1 .01%
Class B	1 .77
Class C	1 .78
Class Y	0 .77

21         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2015

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—104.4%
Alabama—4.3%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500%	04/01/2041	$23,097,600

385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125	12/01/2025	366,435

215,000	Cooperative District, AL Fort Deposit	6.000	02/01/2036	190,357

3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)	6.750	02/01/2029	3,792,040

180,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)	5.100	05/01/2016	181,755

20,000,000	Jefferson County, AL Sewer	0.000 [2]	10/01/2050	13,205,800

20,185,000	Jefferson County, AL Sewer	0.000 [2]	10/01/2046	13,543,529

8,000,000	Jefferson County, AL Sewer	6.000	10/01/2042	8,965,840

8,750,000	Jefferson County, AL Sewer	0.000 [2]	10/01/2050	5,935,388

7,500,000	Jefferson County, AL Sewer	6.500	10/01/2053	8,668,425

4,000,000	Jefferson County, AL Sewer	7.000	10/01/2051	4,818,920

				82,766,089

Alaska—0.0%
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.120	08/01/2031	179,632

600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	5.875	12/01/2027	197,880

90,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000	06/01/2032	77,322

				454,834

Arizona—2.8%
200,000	Centerra, AZ Community Facilities District	5.150	07/15/2031	198,660

1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900	07/15/2022	1,068,287

330,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125	07/15/2027	343,959

500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200	07/15/2032	520,275

305,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450	07/15/2021	305,567

200,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625	07/15/2025	200,254

450,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800	07/15/2030	450,517

428,000	Festival Ranch, AZ Community Facilities District	5.750	07/01/2032	431,291

595,000	Festival Ranch, AZ Community Facilities District	5.800	07/15/2032	622,477

250,000	Gladden Farms, AZ Community Facilities District	5.500	07/15/2031	252,005

495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4]	8.500	04/20/2041	197,827

350,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500	07/01/2022	363,818

200,000	Marley Park, AZ Community Facilities District	5.300	07/15/2031	200,332

288,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300	07/01/2030	286,523

22         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$980,000	Palm Valley, AZ Community Facility District No. 3	5.800%	07/15/2032	$991,290

375,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	376,316

750,000	Phoenix, AZ IDA (Career Success Schools)	7.000	01/01/2029	702,337

870,000	Phoenix, AZ IDA (Eagle College Prep)	5.000	07/01/2033	859,821

500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	504,085

1,000,000	Phoenix, AZ IDA (Great Hearts Academies)	6.300	07/01/2042	1,059,840

8,500,000	Phoenix, AZ IDA (Rowan University)	5.250	06/01/2034	9,396,665

2,960,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	3,078,637

1,515,000	Pima County, AZ IDA (Arizona Charter School)	5.000	07/01/2026	1,518,303

3,905,000	Pima County, AZ IDA (Center for Academic Success)	5.500	07/01/2037	3,950,025

1,090,000	Pima County, AZ IDA (Christian Senior Living)	5.050	01/01/2037	1,098,589

500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	510,005

1,430,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125	07/01/2041	1,406,491

500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	504,445

250,000	Pima County, AZ IDA (Paradise Education Center)	6.000	06/01/2036	252,330

355,000	Pima County, AZ IDA (Paradise Education Center)	5.875	06/01/2033	349,643

2,595,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600	07/01/2023	2,459,178

650,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	652,210

500,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	503,430

760,000	Pima County, AZ IDA (Tucson Country Day School)	5.000	06/01/2037	676,582

250,000	Pima County, AZ IDA (Valley Academy)	6.500	07/01/2038	262,258

500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	501,795

1,000,000	Rio Rico, AZ Fire District	7.000	07/01/2030	1,102,370

6,500,000	Salt Verde, AZ Financial Corp.	5.000	12/01/2037	7,148,570

3,000,000	Salt Verde, AZ Financial Corp.	5.000	12/01/2032	3,316,710

100,000	Salt Verde, AZ Financial Corp.	5.500	12/01/2029	118,894

14,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	14,320

1,655,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,705,660

1,465,000	Vistancia, AZ Community Facilities District	6.750	07/15/2022	1,470,567

500,000	Westpark, AZ Community Facilities District	5.250	07/15/2031	501,985

				52,435,143

Arkansas—0.1%
1,870,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4]	6.250	02/01/2038	1,117,325

California—16.3%
675,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	767,677

1,550,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250	09/01/2040	1,599,057

23         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

California (Continued)

$800,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000%	09/01/2029	$825,376

1,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000	09/01/2026	1,031,130

2,340,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000	09/01/2025	2,412,985

8,000,000	CA County Tobacco Securitization Agency	7.750 [5]	06/01/2046	440,080

129,820,000	CA County Tobacco Securitization Agency	6.700 [5]	06/01/2050	2,299,112

38,650,000	CA County Tobacco Securitization Agency	7.550 [5]	06/01/2055	248,906

5,815,000	CA County Tobacco Securitization Agency	7.234 [5]	06/01/2033	1,594,124

6,000,000	CA County Tobacco Securitization Agency	6.650 [5]	06/01/2046	164,580

7,000,000	CA County Tobacco Securitization Agency	5.312 [5]	06/01/2046	497,770

93,000,000	CA County Tobacco Securitization Agency (TASC)	6.650 [5]	06/01/2046	2,757,450

160,000	CA County Tobacco Securitization Agency (TASC)	5.700 [2]	06/01/2046	141,933

50,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2035	49,996

5,000,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2043	4,999,650

21,000,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	20,998,320

10,200,000	CA County Tobacco Securitization Agency (TASC)	5.600 [2]	06/01/2036	9,369,210

2,315,000	CA County Tobacco Securitization Agency (TASC)	5.125	06/01/2038	1,904,273

3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500	04/01/2031	3,868,729

4,335,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2036	3,560,032

110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.046 [5]	06/01/2047	3,051,400

49,700,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300 [2]	06/01/2037	40,718,713

20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)	5.750	07/01/2039	22,876,400

25,000	CA HFA (Home Mtg.)	5.450	08/01/2033	25,854

350,000	CA M-S-R Energy Authority	6.500	11/01/2039	460,135

10,000,000	CA M-S-R Energy Authority	7.000	11/01/2034	13,670,600

250,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500	11/01/2039	324,157

2,130,000	CA Public Works	6.625	11/01/2034	2,141,971

450,000	CA Public Works (Various Community Colleges)	5.750	10/01/2030	527,058

1,000,000	CA School Finance Authority Charter School (Coastal Academy)	5.000	10/01/2033	1,040,750

7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.800 [5]	06/01/2036	1,585,990

14,000,000	CA Silicon Valley Tobacco Securitization Authority	8.840 [5]	06/01/2047	868,980

1,745,000	CA Statewide CDA (Aspire Public Schools)	6.000	07/01/2040	1,852,632

2,350,000	CA Statewide CDA (Orinda Wilder)	5.000	09/01/2030	2,523,148

1,450,000	Cathedral City, CA Redevel. Agency	5.000	08/01/2032	1,629,785

885,000	Cathedral City, CA Redevel. Agency	5.000	08/01/2033	993,997

24         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California (Continued)

$2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax	5.000%	09/01/2036	$2,022,080

560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625	09/01/2039	628,824

2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.250	09/01/2037	2,018,740

1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.200	09/01/2027	1,016,850

20,000,000	East Bay, CA Municipal Utility District (Water System)	5.000	06/01/2036	22,937,000

950,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X	5.250	09/01/2037	961,913

120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750 [5]	06/01/2047	4,254,000

345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001 [5]	06/01/2057	2,859,352

360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000 [5]	06/01/2057	2,942,945

155,000	Jurupa, CA Public Financing Authority	6.000	09/01/2029	160,409

175,000	Jurupa, CA Public Financing Authority	6.000	09/01/2028	181,107

135,000	Jurupa, CA Public Financing Authority	6.000	09/01/2030	139,711

205,000	Jurupa, CA Public Financing Authority	6.000	09/01/2032	212,154

150,000	Jurupa, CA Public Financing Authority	6.000	09/01/2031	155,235

1,245,000	Lake Elsinore, CA Special Tax	5.250	09/01/2030	1,275,216

1,270,000	Lake Elsinore, CA Special Tax	5.150	09/01/2025	1,300,721

2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)	6.000	09/01/2043	3,155,900

885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [2]	09/01/2027	948,171

375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [2]	09/01/2026	403,357

415,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [2]	09/01/2025	447,785

500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [2]	09/01/2030	531,635

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [2]	09/01/2032	1,059,580

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [2]	09/01/2028	1,067,810

500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [2]	09/01/2029	532,660

1,000,000	Lancaster, CA Financing Authority (School District)	5.000	02/01/2026	996,770

3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation	5.250	07/01/2030	3,956,359

2,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500	11/15/2037	2,354,500

1,250,000	Los Alamitos, CA Unified School District COP	0.000 [2]	08/01/2042	912,288

180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750	09/01/2040	185,616

1,250,000	Lynwood, CA Redevel. Agency Tax Allocation	7.000	09/01/2031	1,549,113

25        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

California (Continued)

$2,930,000	Marysville, CA (Fremont-Rideout Health)	5.000%	01/01/2029	$3,212,452

4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2041	4,134,270

630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax	5.000	09/01/2037	641,819

1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000	09/01/2037	1,273,450

20,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.500	06/01/2045	16,082,200

850,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2034	933,921

1,250,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2032	1,396,388

1,500,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2033	1,662,405

735,000	Palm Desert, CA Financing Authority	5.000	04/01/2027	737,109

1,510,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000	09/01/2037	1,511,465

550,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000	09/01/2026	550,765

620,000	Perris, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2037	620,192

1,775,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/01/2033	1,993,112

3,150,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/01/2034	3,528,536

1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.350	09/01/2036	1,273,847

1,000,000	Romoland, CA School District Special Tax Community Facilities District	5.400	09/01/2036	1,004,400

1,000,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2025	1,133,760

345,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)	5.625	09/01/2035	355,754

10,000,000	San Francisco, CA City & County COP[1]	5.000	10/01/2033	11,405,969

350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000	08/01/2041	420,578

250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750	08/01/2041	301,913

1,620,000	San Gorgonio, CA Memorial Health Care District	7.000	08/01/2027	1,828,008

350,000	San Jose, CA Finance Authority (Convention Center)	5.500	05/01/2031	407,057

2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750	06/01/2026	2,568,440

1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation	5.000	09/01/2035	2,128,047

52,555,000	Silicon Valley CA Tobacco Securitization Authority	9.140 [5]	06/01/2047	3,262,089

47,250,000	Southern CA Tobacco Securitization Authority	7.100 [5]	06/01/2046	881,213

13,675,000	Southern CA Tobacco Securitization Authority	6.400 [5]	06/01/2046	274,184

22,445,000	Southern CA Tobacco Securitization Authority	5.125	06/01/2046	18,406,471

11,930,000	Southern CA Tobacco Securitization Authority (TASC)	5.000	06/01/2037	10,034,323

100,000	Victor Valley, CA Union High School District	5.050	09/01/2025	100,054

26        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California (Continued)

$1,160,000	Victor Valley, CA Union High School District	5.100%	09/01/2035	$1,159,930

				310,213,882

Colorado—1.5%
1,000,000	CO Andonea Metropolitan District No. 3[3]	6.250	12/01/2035	561,770

3,900,000	CO Broomfield Village Metropolitan District No. 2	6.250	12/01/2032	3,690,648

294,000	CO Crystal Crossing Metropolitan District[3]	6.000	12/01/2036	191,112

125,000	CO E-470 Public Highway Authority	6.814 [5]	09/01/2025	89,817

4,315,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)	6.450	11/01/2040	4,795,734

500,000	CO Elbert and Highway 86 Metropolitan District	5.750	12/01/2036	355,050

1,000,000	CO Elkhorn Ranch Metropolitan District[3]	6.375	12/01/2035	653,540

740,000	CO Fossil Ridge Metropolitan District No. 1	7.250	12/01/2040	816,087

225,000	CO Horse Creek Metropolitan District	5.750	12/01/2036	190,114

375,000	CO Huntington Trails Metropolitan District	6.250	12/01/2036	375,956

324,000	CO International Center Metropolitan District No. 3	6.500	12/01/2035	281,349

500,000	CO Liberty Ranch Metropolitan District	6.250	12/01/2036	425,950

625,000	CO Madre Metropolitan District No. 2	5.500	12/01/2036	484,194

1,945,000	CO North Range Metropolitan District No. 1	5.000	12/15/2024	1,958,206

500,000	CO North Range Metropolitan District No. 2	5.500	12/15/2037	504,725

1,250,000	CO North Range Metropolitan District No. 2	5.500	12/15/2018	1,279,275

114,000	CO Potomac Farms Metropolitan District	7.625 [2]	12/01/2023	85,905

750,000	CO Potomac Farms Metropolitan District	7.250	12/01/2037	526,185

765,000	CO Prairie Center Metropolitan District No. 3	5.400	12/15/2031	781,899

380,000	CO Prairie Center Metropolitan District No. 3	5.250	12/15/2021	390,207

730,000	CO Regency Metropolitan District[3]	5.750	12/01/2036	578,540

349,000	CO Silver Peaks Metropolitan District	5.750	12/01/2036	233,537

1,000,000	CO Sorrell Ranch Metropolitan District[4]	6.750	12/15/2036	200,670

894,000	CO Wheatlands Metropolitan District	6.000	12/01/2025	895,064

175,000	Fairplay, CO Sanitation District	5.250	12/15/2031	175,035

180,000	Jefferson County, CO (Section 14 Metropolitan District)	5.000	12/01/2018	187,533

1,660,000	Loveland, CO Special Assessment	5.625	07/01/2029	1,467,058

1,495,000	Public Authority for CO (Natural Gas Energy)	6.250	11/15/2028	1,874,296

500,000	Tabernash Meadows, CO Water & Sanitation District	7.125	12/01/2034	545,835

250,000	Tallyns Reach CO Metropolitan District No. 3	5.125	11/01/2038	259,247

110,000	Tallyns Reach CO Metropolitan District No. 3	5.000	12/01/2033	113,587

3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000 [2]	12/15/2041	1,921,335

1,036,237	Woodmen Heights, CO Metropolitan District No. 1	6.000	12/01/2041	988,757

				27,878,217

Connecticut—0.0%
25,000	CT H&EFA (BHosp/BHlthC/BHDF/BH&HCG Obligated Group)	5.500	07/01/2032	25,035

500,000	Georgetown, CT Special Taxing District[3]	5.125	10/01/2036	197,710

27        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Connecticut (Continued)

$8,993,934	Mashantucket Western Pequot Tribe CT6	4.000%	07/01/2031	$628,676

				851,421

Delaware—0.3%
3,254,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450	07/01/2035	3,254,456

2,271,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450	07/01/2036	1,735,975

				4,990,431

District of Columbia—0.8%
25,000	District of Columbia (James F. Oyster Elementary School)	6.450	11/01/2034	25,002

2,100,000	District of Columbia Center for Strategic & International Studies	6.625	03/01/2041	2,299,101

2,000,000	District of Columbia Center for Strategic & International Studies	6.375	03/01/2031	2,169,380

4,385,000	District of Columbia Tobacco Settlement Financing Corp.	6.750	05/15/2040	4,384,517

2,570,000	District of Columbia Tobacco Settlement Financing Corp.	6.500	05/15/2033	3,112,450

72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375 [5]	06/15/2046	2,174,569

400,000	District of Columbia University (Gallaudet University)	5.500	04/01/2034	445,780

				14,610,799

Florida—11.7%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)	6.750	12/01/2030	114,856

1,815,000	Amelia Concourse, FL Community Devel. District[4]	5.750	05/01/2038	1,363,791

1,120,000	Arlington Ridge, FL Community Devel. District[3]	5.500	05/01/2036	728,078

435,000	Avignon Villages, FL Community Devel. District[4]	5.300	05/01/2014	56,807

250,000	Avignon Villages, FL Community Devel. District[4]	5.400	05/01/2037	32,647

1,805,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	1,819,494

1,165,000	Cascades, FL Groveland Community Devel. District	5.300	05/01/2036	1,166,864

2,320,000	Chapel Creek, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	1,381,351

1,517,000	Clearwater Cay, FL Community Devel. District[4]	5.500	05/01/2037	834,456

2,280,000	Creekside, FL Community Devel. District[4]	5.200	05/01/2038	912,160

415,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	177,118

875,000	Crosscreek, FL Community Devel. District[4]	5.500	05/01/2017	373,082

600,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	600,096

655,000	Durbin Crossing, FL Community Devel. District Special Assessment[3]	5.250	11/01/2015	393,026

350,000	East Homestead, FL Community Devel. District	5.000	11/01/2033	360,090

160,000	East Homestead, FL Community Devel. District[7]	7.250	05/01/2021	170,726

440,000	Escambia County, FL Health Facilities Authority	5.950	07/01/2020	462,871

28        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	7.000%	07/15/2032	$1,087,563

1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	8.260	07/15/2038	355,053

10,440,000	FL COP (Dept. of Management Services)[1]	5.250	08/01/2028	11,698,229

1,250,000	FL HEFFA (Bethune-Cookman University)	5.375	07/01/2032	1,398,687

5,390,000	FL HEFFA (Flagler College)	5.250	11/01/2036	5,587,705

1,100,000	FL Lake Ashton II Community Devel. District	5.375	05/01/2036	922,526

885,000	FL Principal One Community Devel. District	5.650	05/01/2035	888,398

3,825,000	Flora Ridge, FL Educational Facilities Benefit District	5.300	05/01/2037	3,847,491

216,868	Forest Creek, FL Community Devel. District[7]	5.450	05/01/2036	216,868

145,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	145,039

900,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	862,533

16,000,000	Greater Orlando, FL Aviation Authority[1]	5.000	10/01/2032	18,165,600

195,000	Heritage Isles, FL Community Devel. District[4]	7.100	10/01/2023	35,927

1,215,000	Heritage Plantation, FL Community Devel. District[4]	5.400	05/01/2037	364,573

120,000	Hialeah, FL Hsg. Authority	5.800	06/20/2033	121,759

280,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A4	5.500	05/01/2036	111,269

3,730,000	Highlands, FL Community Devel. District	5.550	05/01/2036	2,740,058

430,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	259,935

35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)	5.250	08/15/2027	35,953

1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2029	1,342,888

1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2037	1,049,790

250,000	Lakeside Landings, FL Devel. District[4]	5.500	05/01/2038	99,990

485,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	473,714

1,785,000	Lucaya, FL Community Devel. District	5.375	05/01/2035	1,648,965

530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	341,288

1,775,000	Magnolia Creek, FL Community Devel. District[4]	5.900	05/01/2039	443,856

1,425,000	Magnolia West, FL Community Devel. District Special Assessment[4]	5.350	05/01/2037	1,140,100

5,000,000	Miami-Dade County, FL School Board	5.000	05/01/2027	5,847,500

2,000,000	Miromar Lakes, FL Community Devel. District	5.000	05/01/2035	1,941,220

790,000	Miromar Lakes, FL Community Devel. District	5.375	05/01/2032	843,049

3,415,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375	05/01/2036	3,125,442

8,315,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	6,839,919

9,195,000	Myrtle Creek, FL Improvement District Special Assessment	5.200	05/01/2037	9,268,284

335,000	Naturewalk, FL Community Devel. District[3]	5.500	05/01/2038	184,263

395,000	Naturewalk, FL Community Devel. District[3]	5.300	05/01/2016	217,266

250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	256,798

10,000,000	Orange County, FL School Board COP[1]	5.500	08/01/2034	11,159,100

29        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.625%	05/01/2042	$1,128,630

450,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.000	05/01/2032	493,934

1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[4]	7.000	07/01/2036	375,025

1,855,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	1,559,313

2,200,000	Palm Glades, FL Community Devel. District	5.300	05/01/2036	2,211,682

300,000	Palm Glades, FL Community Devel. District Special Assessment	7.250	08/01/2016	306,027

460,000	Palm River, FL Community Devel. District[4]	5.150	05/01/2013	181,286

510,000	Palm River, FL Community Devel. District[4]	5.375	05/01/2036	201,302

1,845,000	Parkway Center, FL Community Devel. District, Series A	6.125	05/01/2024	1,803,561

2,195,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	2,088,301

1,275,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,112,234

1,360,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	1,360,095

420,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	428,030

250,000	Portico, FL Community Devel. District	5.450	05/01/2037	212,733

2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.250	05/01/2012	1,336,308

435,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	195,759

980,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.400	05/01/2038	384,924

285,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.200	05/01/2017	111,854

13,045,000	Quarry, FL Community Devel. District[7]	5.500	05/01/2036	12,995,820

9,785,000	Renaissance Commons, FL Community Devel. District, Series A	5.600	05/01/2036	8,497,979

990,000	Reunion East, FL Community Devel. District	6.600	05/01/2033	975,041

810,000	Reunion East, FL Community Devel. District[3]	5.800	05/01/2036	8

860,000	Reunion East, FL Community Devel. District[3]	7.375	05/01/2033	9

900,000	Reunion East, FL Community Devel. District	6.600	05/01/2036	888,381

30,000	Ridgewood Trails, FL Community Devel. District	5.650	05/01/2038	14,823

2,500,000	River Glen, FL Community Devel. District Special Assessment[4]	5.450	05/01/2038	997,275

350,575	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	219,918

3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.750	07/01/2030	3,824,157

4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500	07/01/2040	4,926,688

2,530,000	South Bay, FL Community Devel. District[3]	0.000 [2]	05/01/2036	1,961,028

935,000	South Bay, FL Community Devel. District[3]	0.000 [2]	05/01/2025	729,403

1,645,000	South Bay, FL Community Devel. District[4]	5.950	05/01/2036	411,299

2,210,000	South Bay, FL Community Devel. District	5.950	05/01/2036	2,196,961

30         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$2,035,000	South Bay, FL Community Devel. District	5.125%	05/01/2020	$1,872,424

1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000	08/01/2045	1,667,385

400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	349,260

1,270,000	St. John’s Forest, FL Community Devel. District, Series A	6.125	05/01/2034	1,270,787

500,000	Tern Bay, FL Community Devel. District[4]	5.375	05/01/2037	122,020

6,020,000	Tern Bay, FL Community Devel. District[4]	5.000	05/01/2015	1,468,158

4,145,000	Town Center, FL at Palm Coast Community Devel. District	6.000	05/01/2036	3,919,222

215,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	197,488

5,105,000	Verandah East, FL Community Devel. District	5.400	05/01/2037	5,113,985

3,900,000	Verandah, FL Community Devel District	5.250	05/01/2036	3,516,591

8,185,000	Verona Walk, FL Community Devel. District	5.375	05/01/2037	8,185,982

420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.550	05/01/2039	231,063

2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.350	05/01/2017	1,411,160

1,575,000	Villages of Westport, FL Community Devel. District[4,8]	5.700	05/01/2035	1,015,954

4,470,000	Vista, FL Community Devel. District Special Assessment	5.375	05/01/2037	4,178,914

2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.500	05/01/2037	727,045

1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.125	05/01/2013	441,000

356,156	Watergrass, FL Community Devel. District Special Assessment[7]	6.960	11/01/2017	354,831

5,265,000	Watergrass, FL Community Devel. District Special Assessment	5.500	05/01/2036	5,264,684

950,000	Waterlefe, FL Community Devel. District Golf Course[4]	8.125	10/01/2025	64,591

16,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	16,034

755,000	Waters Edge, FL Community Devel. District	0.000 [2]	05/01/2039	631,988

1,785,000	Waterstone, FL Community Devel. District[4]	5.500	05/01/2018	708,324

285,000	West Villages, FL Improvement District[4]	5.350	05/01/2015	171,020

7,350,000	West Villages, FL Improvement District[4]	5.800	05/01/2036	4,410,515

3,095,000	West Villages, FL Improvement District	5.500	05/01/2038	3,039,569

4,925,000	Westridge, FL Community Devel. District[4]	5.800	05/01/2037	1,855,937

5,840,000	Westside, FL Community Devel. District[3]	5.650	05/01/2037	2,922,920

4,645,000	World Commerce, FL Community Devel. District Special Assessment	6.125	05/01/2035	4,649,506

1,445,000	Wyld Palms, FL Community Devel. District[4]	5.500	05/01/2038	361,337

2,250,000	Wyld Palms, FL Community Devel. District[4]	5.400	05/01/2015	562,635

990,000	Zephyr Ridge, FL Community Devel. District[4]	5.625	05/01/2037	390,407

31        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$450,000	Zephyr Ridge, FL Community Devel. District[4]	5.250%	05/01/2013	$177,210

				221,415,845

Georgia—0.8%
220,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	255,724

565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	5.000	11/01/2048	566,469

6,985,000	DeKalb County, GA Devel. Authority Public Purpose	5.500	12/10/2023	7,088,168

3,995,000	East Point, GA (Camp Creek), Series B	8.000	02/01/2026	4,004,828

2,290,000	East Point, GA (Camp Creek), Series B	8.000	02/01/2026	2,295,633

10,000	GA Municipal Electric Authority	6.600	01/01/2018	10,549

520,000	Randolph County, GA GO	5.000	04/01/2030	561,824

				14,783,195

Idaho—0.1%
60,000	ID Health Facilities Authority (Trinity Health Corp.)	6.250	12/01/2033	70,315

1,000,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)	6.250	07/01/2045	1,069,550

				1,139,865

Illinois—11.5%
300,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	299,154

1,575,000	Bedford Park, IL Tax	5.125	12/30/2018	1,585,946

915,000	Chicago, IL Board of Education	5.070 [5]	12/01/2024	576,340

5,000,000	Chicago, IL Board of Education	5.000	12/01/2035	5,019,500

500,000	Chicago, IL Board of Education	5.000	12/01/2024	506,420

1,405,000	Chicago, IL Board of Education	5.070 [5]	12/01/2024	884,981

4,000,000	Chicago, IL GO	5.000	01/01/2029	4,044,520

10,000	Chicago, IL GO	5.000	01/01/2028	10,039

1,750,000	Chicago, IL GO	5.000	01/01/2023	1,782,585

5,000,000	Chicago, IL GO	5.000	12/01/2023	5,017,650

25,000	Chicago, IL GO	5.000	01/01/2042	24,146

2,400,000	Cook County, IL Community School District GO	7.125	06/01/2024	2,681,040

949,000	Cortland, IL Special Tax (Sheaffer System)[3]	5.500	03/01/2017	189,838

475,000	Country Club Hills, IL GO	5.000	12/01/2030	481,071

500,000	Country Club Hills, IL GO	5.000	12/01/2031	507,050

40,000	Country Club Hills, IL GO	5.000	12/01/2032	40,502

455,000	Country Club Hills, IL GO	5.000	12/01/2029	461,315

395,000	Country Club Hills, IL GO	5.000	12/01/2026	401,889

410,000	Country Club Hills, IL GO	5.000	12/01/2027	416,146

435,000	Country Club Hills, IL GO	5.000	12/01/2028	441,234

320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	321,286

100,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.400	03/01/2016	100,992

793,506	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	670,878

2,000,000	Gilberts, IL Special Service Area No.15	5.000	03/01/2035	2,132,060

32         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$1,000,000	Harvey, IL GO	5.625%	12/01/2032	$805,180

2,225,000	Harvey, IL GO	5.500	12/01/2027	1,820,161

4,730,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[7]	6.875	08/01/2028	4,739,980

1,920,000	IL Finance Authority (Bethel Terrace Apartments)	5.125	09/01/2025	1,920,595

1,010,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2026	1,012,818

2,215,000	IL Finance Authority (Illinois Institute of Technology)	7.125	02/01/2034	2,370,847

155,000	IL Finance Authority (Illinois Institute of Technology)	6.500	02/01/2023	165,517

9,660,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2031	9,668,114

1,000,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2036	989,770

500,000	IL Finance Authority (Lake Forest College)	5.750	10/01/2032	539,750

450,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	490,311

20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[1]	6.000	08/15/2039	22,846,600

50,000	IL Finance Authority (OSF Healthcare System)	7.125	11/15/2037	58,367

4,855,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )	6.125	05/15/2025	5,438,523

145,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )	6.125	05/15/2025	171,567

10,190,000	IL Finance Authority (Provena Health)	7.750	08/15/2034	12,350,891

6,210,000	IL Finance Authority (Resurrection Health Care)[1]	5.250	05/15/2029	6,663,578

7,770,000	IL Finance Authority (Resurrection Health Care)	5.250	05/15/2029	8,337,521

2,680,000	IL Finance Authority (Roosevelt University)	6.250	04/01/2029	2,888,879

3,250,000	IL Finance Authority (Roosevelt University)	5.500	04/01/2032	3,317,373

6,270,000	IL Finance Authority (Roosevelt University)	5.500	04/01/2037	6,387,876

5,600,000	IL Finance Authority (Roosevelt University)	5.750	04/01/2024	6,050,464

5,855,000	IL Finance Authority (Roosevelt University)	6.500	04/01/2044	6,269,710

22,915,000	IL Finance Authority (Roosevelt University)	6.500	04/01/2039	24,636,833

10,000,000	IL Finance Authority (Trinity Health Corp.)[1]	5.000	12/01/2030	11,175,988

1,500,000	IL GO	5.000	09/01/2028	1,501,050

1,500,000	IL GO	5.000	03/01/2037	1,512,495

700,000	IL GO	5.000	08/01/2025	737,898

330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	5.500	06/15/2050	349,454

2,000,000	IL Sports Facilities Authority	5.250	06/15/2032	2,183,520

955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2028	1,263,264

1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2031	1,568,993

895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2027	1,185,902

4,481,000	Lakemoor Village, IL Special Tax	5.000	03/01/2027	4,490,993

2,609,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250	03/01/2034	2,647,248

33         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	6.125%	03/01/2040	$262,147

480,000	Markham, IL GO	5.750	02/01/2028	489,206

1,094,000	Plano, IL Special Service Area No. 5[4]	6.000	03/01/2036	648,425

500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	452,590

4,165,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	3,496,059

1,595,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	1,472,201

12,000,000	Springfield, IL Electric	5.000	03/01/2030	12,246,600

1,975,000	Vernon Hills, IL Tax Increment (Town Center)	6.250	12/30/2026	2,010,669

930,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750	03/01/2036	957,816

3,747,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450	03/01/2034	3,748,836

1,870,000	Yorkville, IL United City Special Services Area Special Tax	5.000	03/01/2033	1,861,267

2,265,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875	03/01/2036	2,300,243

1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[4]	6.250	03/01/2035	889,092

				217,989,763

Indiana—1.5%
1,700,000	Carmel, IN Redevel. District COP	6.500	07/15/2035	1,857,539

1,000,000	Hammond, IN Local Public Improvement District	6.750	08/15/2035	1,002,720

1,000,000	Hammond, IN Local Public Improvement District	6.500	08/15/2030	1,002,550

465,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	483,819

4,250,000	IN Finance Authority (Marian University)	6.375	09/15/2041	4,673,215

4,750,000	IN Finance Authority (Marian University)	6.500	09/15/2030	5,279,958

2,885,000	IN Finance Authority (Marian University)	5.250	09/15/2025	3,031,270

325,000	IN Finance Authority Educational Facilities (Irvington Community)	9.000	07/01/2039	331,822

3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	6.000	07/01/2040	4,161,894

1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	5.750	07/01/2030	1,050,500

2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)	7.000	02/01/2039	2,208,809

2,110,379	North Manchester, IN Economic Devel. (Peabody Retirement Community)[3,6]	1.000	12/01/2045	41,553

2,466,162	North Manchester, IN Economic Devel. (Peabody Retirement Community)	6.050 [9]	12/01/2045	1,541,647

2,035,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500	07/01/2022	2,223,400

				28,890,696

Iowa—0.2%
750,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	754,110

400,000	IA Finance Authority (Boys & Girls Home and Family Services)[4]	5.900	12/01/2028	131,920

34         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Iowa (Continued)

$1,685,000	IA Finance Authority (Mercy Medical Center)	5.000%	08/15/2028	$1,864,571

380,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	348,855

				3,099,456

Kansas—0.2%
645,000	Hays, KS Sales Tax	6.000	01/01/2025	645,548

100,000	Overland Park, KS Transportation Devel. District (Grass Creek)[7]	4.850	09/01/2016	101,153

2,360,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	2,297,295

				3,043,996

Kentucky—0.0%
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)	6.250	06/01/2039	90,650

15,000	Springfield, KY Educational Devel. (St. Catherine College)	5.750	10/01/2035	15,016

				105,666

Louisiana—2.7%
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)	5.250	01/01/2028	2,252,740

635,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	738,461

950,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	1,090,752

8,280,000	LA HFA (La Chateau)	6.875	09/01/2029	9,040,352

5,000,000	LA HFA (La Chateau)	7.250	09/01/2039	5,454,900

3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	2,745,742

35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	28,001

1,535,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)[7]	5.250	09/01/2018	1,473,646

1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)	6.550	09/01/2025	1,348,178

19,275,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)	6.750	07/01/2039	23,285,742

50,000	LA Stadium & Exposition District	5.000	07/01/2028	57,018

2,000,000	LA Stadium & Exposition District	5.000	07/01/2032	2,227,760

2,500,000	Lakeshore Villages, LA Master Community Devel. District[3]	5.250	07/01/2017	875,425

				50,618,717

Maine—0.4%
5,000,000	ME H&HEFA (Maine General Medical Center)	7.500	07/01/2032	6,012,900

2,000,000	ME H&HEFA (Maine General Medical Center)	6.750	07/01/2036	2,274,740

				8,287,640

Maryland—0.1%
1,000,000	MD EDC Student Hsg. (Morgan State University)	5.000	07/01/2034	1,042,070

65,000	MD H&HEFA (Johns Hopkins Hospital)	5.375	07/01/2020	65,171

35     OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Maryland (Continued)

$865,000	Prince Georges County, MD Special District (Victoria Falls)	5.250%	07/01/2035	$868,962

750,000	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[4]	0.000 [5]	01/01/2037	225,037

				2,201,240

Massachusetts—0.5%
260,000	MA Devel. Finance Agency (Evergreen Center)	5.500	01/01/2035	260,153

25,000	MA Devel. Finance Agency (Lasell College)	6.000	07/01/2031	28,485

750,000	MA Devel. Finance Agency (Lasell College)	5.500	07/01/2026	840,795

92,782	MA Devel. Finance Agency (Linden Ponds)	5.500	11/15/2046	79,552

461,488	MA Devel. Finance Agency (Linden Ponds)	0.605 [5]	11/15/2056	2,709

14,103	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2039	13,541

1,733,606	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2046	1,657,917

6,770,000	MA Devel. Finance Agency (Merrimack College)	5.250	07/01/2042	7,113,510

40,000	MA Devel. Finance Agency (Northern Berkshire Community)	6.250	08/15/2029	29,707

121,780	MA Devel. Finance Agency (Northern Berkshire Healthcare)[3]	35.005	02/15/2043	6,061

106,259	MA Devel. Finance Agency (Northern Berkshire Healthcare)[4]	6.000	02/15/2043	5,288

70,174	MA Devel. Finance Agency (Northern Berkshire Healthcare)[3]	3.184 [5]	02/15/2043	3,493

25,000	MA H&EFA (Beverly Hospital Corp.)	5.250	07/01/2023	25,072

				10,066,283

Michigan—4.4%
680,000	Detroit, MI City School District	5.000	05/01/2031	736,141

1,100,000	Detroit, MI City School District	5.000	05/01/2028	1,202,993

775,000	Detroit, MI GO	5.000	04/01/2028	804,117

5,000	Detroit, MI Local Devel. Finance Authority	5.500	05/01/2021	4,852

13,435,000	Detroit, MI Sewer Disposal System	7.500	07/01/2033	16,003,638

2,250,000	Detroit, MI Sewer Disposal System	6.500	07/01/2024	2,513,745

2,155,000	Detroit, MI Water and Sewerage Dept.	5.000	07/01/2032	2,277,361

1,000,000	Detroit, MI Water Supply System	5.000	07/01/2036	1,040,430

1,555,000	Detroit, MI Water Supply System	5.000	07/01/2033	1,582,881

495,000	Grand Traverse Academy, MI Public School Academy	5.000	11/01/2022	498,519

1,000,000	Grand Traverse Academy, MI Public School Academy	4.750	11/01/2032	922,280

2,200,000	Grand Traverse Academy, MI Public School Academy	4.625	11/01/2027	2,088,196

2,100,000	MI Finance Authority (City of Detroit)	5.000	04/01/2028	2,186,016

895,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2026	997,415

1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2025	1,123,400

1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2033	1,065,850

930,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2027	1,032,644

7,035,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2023	8,092,149

2,450,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2032	2,622,651

1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2034	1,062,780

36         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Michigan (Continued)

$600,000	MI Finance Authority (Old Redford Public School Academy)	5.900%	12/01/2030	$603,372

14,600,000	MI Hospital Finance Authority (Trinity Health)[1]	6.125	12/01/2023	17,060,684

10,000	MI Hsg. Devel. Authority (Walled Lake Villa)	6.000	04/15/2018	10,024

1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000	12/01/2035	1,155,115

416,250	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875	08/31/2028	427,893

9,230,977	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850	08/31/2027	8,374,158

1,323,000,000	MI Tobacco Settlement Finance Authority	9.838 [5]	06/01/2058	5,913,810

250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)	5.500	06/01/2035	254,048

1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.625	11/01/2035	891,420

400,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.375	11/01/2030	278,096

500,000	Renaissance, MI Public School Academy	6.000	05/01/2037	527,425

20,000	Wayne County, MI Building Authority	5.250	06/01/2016	20,077

				83,374,180

Minnesota—0.1%
885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375	02/15/2032	882,106

965,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000	02/15/2027	970,935

110,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375	08/01/2021	112,249

90,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	90,747

				2,056,037

Mississippi—0.0%
215,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.750	07/01/2031	215,643

800,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	887,624

				1,103,267

Missouri—2.6%
200,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	205,936

250,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	150,605

900,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	908,802

365,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	365,277

1,175,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,175,517

6,900,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	6,986,595

675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	5.875	12/01/2031	542,106

400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	287,864

400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	322,440

300,000	Hawk Ridge, MO Transportation Devel. District	4.650	02/01/2017	300,201

3,840,000	Hawk Ridge, MO Transportation Devel. District	5.000	02/01/2030	3,354,739

37         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Missouri (Continued)

$14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)	7.200%	05/01/2033	$14,382,976

2,575,000	Independence, MO 39th Street Transportation	6.875	09/01/2032	2,698,008

270,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150	06/01/2016	273,170

700,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500	06/01/2025	706,132

1,345,000	Kansas City, MO Tax Increment (Southtown)	6.000	03/01/2017	1,400,508

250,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	242,453

140,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	138,961

770,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	786,224

2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750	11/01/2026	2,101,428

355,000	MO Grindstone Plaza Transportation Devel. District	5.500	10/01/2031	317,938

204,000	Northwoods, MO Transportation Devel. District[7]	5.850	02/01/2031	187,070

1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)	5.000	05/01/2023	1,469,685

2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.625	11/01/2025	2,507,350

481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[3]	6.000	08/04/2025	255,873

846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	539,477

1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	1,033,582

662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	429,625

545,000	St. Louis, MO Tax Increment (Printers Lofts)[3]	6.000	08/21/2026	259,436

466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500	01/20/2028	317,327

783,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	631,466

1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)	6.690	04/21/2029	653,864

373,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	235,527

3,255,000	St. Louis, MO Tax Increment, Series A	6.600	01/21/2028	2,364,562

320,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.750	04/01/2027	97,616

620,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.700	04/01/2022	189,131

255,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500	10/01/2029	277,040

				49,096,511

Montana—0.5%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	6.250 [2]	09/01/2031	8,740,461

375,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000	05/15/2025	383,359

				9,123,820

Nebraska—0.7%
4,510,000	NE Central Plains Gas Energy	5.250	09/01/2037	4,915,539

38         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Nebraska (Continued)

$2,915,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600%	09/15/2029	$2,786,070

1,150,000	NE Educational Finance Authority (Concordia University)	5.000	10/01/2037	1,159,246

1,540,000	NE Public Power Generation Agency (Whelan Energy Center)	5.000	01/01/2032	1,604,634

2,200,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750	10/01/2020	2,213,222

				12,678,711

Nevada—0.8%
260,000	Clark County, NV Improvement District	5.050	02/01/2031	249,657

325,000	Clark County, NV Improvement District	5.000	02/01/2026	317,736

5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[3]	6.850 [5]	01/01/2019	3,114,561

215,000	Mesquite, NV Special Improvement District (Canyon Creek)[7]	5.300	08/01/2018	210,416

100,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.250	08/01/2017	98,809

70,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.200	08/01/2016	69,637

445,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[7]	6.000	08/01/2027	452,948

640,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[7]	6.150	08/01/2037	649,504

395,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[7]	5.850	08/01/2018	403,781

840,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[7]	6.000	08/01/2023	857,640

7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)	6.700	06/01/2028	7,843,088

1,855,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)	6.400	06/01/2020	2,000,321

				16,268,098

New Hampshire—3.1%
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700 [5]	01/01/2030	1,145,354

305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650 [5]	01/01/2029	117,309

495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.000 [5]	01/01/2023	303,405

410,000	NH Business Finance Authority (Huggins Hospital)	6.875	10/01/2039	438,237

4,010,000	NH H&EFA (Franklin Pierce College)	6.050	10/01/2034	3,714,262

20,860,000	NH H&EFA (LRG Healthcare)[1]	7.000	04/01/2038	24,852,395

475,000	NH H&EFA (LRG Healthcare)	5.500	10/01/2034	535,249

21,715,000	NH H&EFA (LRGHealthcare)[1]	5.500	10/01/2034	24,469,965

1,500,000	NH H&EFA (Southern New Hampshire University)	5.000	01/01/2027	1,599,840

39         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New Hampshire (Continued)

$1,270,000	NH HE&HFA (Franklin Pierce College)	5.300%	10/01/2028	$1,134,339

				58,310,355

New Jersey—1.0%
4,000,000	Casino Reinvestment Devel. Authority of NJ	5.250	11/01/2039	4,181,520

2,000,000	Casino Reinvestment Devel. Authority of NJ	5.000	11/01/2032	2,192,140

2,000,000	Casino Reinvestment Devel. Authority of NJ	5.000	11/01/2030	2,208,580

1,000,000	Newark, NJ GO	5.000	07/15/2029	1,048,750

3,640,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2029	3,077,911

250,000	NJ Transportation Trust Fund Authority	6.000	06/15/2035	286,330

3,530,000	NJ Transportation Trust Fund Authority	5.000	06/15/2032	3,677,272

1,850,000	South Jersey, NJ Transportation Authority	5.000	11/01/2033	1,972,581

				18,645,084

New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District	5.750	10/01/2044	231,210

270,000	Montecito Estates, NM Public Improvement District	7.000	10/01/2037	276,796

1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,887,597

				2,395,603

New York—1.3%
380,000	NY Counties Tobacco Trust II (TASC)	5.750	06/01/2043	382,820

3,000,000	NY MTA, Series E	5.000	11/15/2030	3,456,450

8,875,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	9,584,467

5,985,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375	06/01/2028	5,830,348

5,255,000	Westchester County, NY Healthcare Corp., Series A	5.000	11/01/2030	5,671,301

				24,925,386

North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)	5.800	10/01/2034	20,097

Ohio—7.7%
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)	6.000	06/01/2045	2,394,473

3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)	5.750	06/01/2031	3,676,259

6,500,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250 [2]	06/01/2037	5,582,785

22,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000	06/01/2042	18,112,358

743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501 [5]	06/01/2052	6,843,030

970,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251 [5]	06/01/2047	51,163,074

11,460,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	9,537,470

2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	2,160,099

8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	7,041,359

40         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875%	06/01/2030	$16,855,840

2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000	11/01/2038	2,259,026

3,445,000	Cleveland-Cuyahoga County, OH Port Authority	6.000	11/15/2035	4,015,768

10,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500	02/15/2027	10,020

1,260,000	Greene County, OH University Hsg. (Central State University)	5.625	09/01/2032	1,226,912

1,000,000	Greene County, OH University Hsg. (Central State University)	5.500	09/01/2027	986,080

2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,541,775

185,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	192,968

780,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2022	788,471

5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	4,158,549

2,100,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,515,906

4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2037	4,261,136

510,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2028	571,358

645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	319,849

				146,214,565

Oklahoma—0.7%
12,895,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	12,818,017

770,000	Langston, OK EDA (Langston University)	5.250	05/01/2026	777,392

				13,595,409

Oregon—0.2%
2,250,000	Forest Grove, OR Revenue (Pacific University)	5.000	05/01/2036	2,477,790

500,000	OR Facilities Authority (Concordia University)	6.375	09/01/2040	538,500

330,000	OR Facilities Authority (Concordia University)[7]	6.125	09/01/2030	350,948

				3,367,238

Pennsylvania—1.4%
5,000,000	Bethlehem, PA Area School District	5.000	08/01/2033	5,664,350

1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2047	1,046,150

500,000	Luzerne County, PA IDA	7.750	12/15/2027	521,090

385,000	Luzerne County, PA IDA	7.500	12/15/2019	404,054

25,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	21,910

3,120,000	Northumberland County, PA IDA (NHS Youth Services)	7.750	02/15/2029	1,881,672

2,000,000	PA HEFA (Shippensburg University)	6.250	10/01/2043	2,215,020

3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2030	3,235,770

5,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2031	5,377,600

41         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$1,500,000	PA Turnpike Commission	0.000%[2]	12/01/2038	$1,651,680

685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125	03/15/2043	738,697

830,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	832,672

5,000	Philadelphia, PA School District	6.000	09/01/2038	5,761

55,000	Philadelphia, PA School District	6.000	09/01/2038	63,367

3,440,000	Philadelphia, PA School District	6.000	09/01/2038	3,847,571

				27,507,364

Rhode Island—1.0%
4,915,000	Central Falls, RI Detention Facility[4]	7.250	07/15/2035	1,223,737

45,000	Providence, RI HDC (Barbara Jordan Apartments)	6.750	07/01/2025	45,130

725,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	823,216

13,600,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	15,906,016

20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500	04/01/2027	20,220

18,045,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125 [5]	06/01/2052	727,033

				18,745,352

South Carolina—1.1%
1,695,000	Lancaster County, SC (Sun City Carolina Lakes)	5.450	12/01/2037	1,699,560

4,955,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	4,954,505

600,000	SC Connector 2000 Assoc. Toll Road, Series B	5.535 [5]	01/01/2020	378,060

6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	5.781 [5]	01/01/2021	3,939,656

11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	6.697 [5]	01/01/2026	5,059,124

2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)	6.500	04/01/2042	2,467,100

2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)	6.250	04/01/2035	3,055,675

				21,553,680

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000	06/01/2027	1,682,310

Tennessee—0.4%
125,000	Johnson City, TN H&EFB (Johnson City Medical Center)	5.250	07/01/2028	125,526

500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000	11/01/2027	548,415

5,665,000	TN Energy Acquisition Gas Corp.	5.000	02/01/2027	6,372,332

				7,046,273

Texas—4.1%
60,000	Collin County, TX HFC (Community College District Foundation)	5.250	06/01/2031	57,324

7,350,000	Donna, TX GO	6.250	02/15/2037	7,226,005

4,838,000	Escondido, TX Public Improvement District (Horseshoe Bay)	7.250	10/01/2033	4,849,708

16,000,000	Houston, TX Airport System, Series A1	5.500	07/01/2039	17,773,600

42         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Texas (Continued)

$140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500%	05/15/2031	$167,189

160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	203,099

250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	269,418

250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	270,358

7,465,000	Irving, TX Hotel Occupancy	5.500	08/15/2038	7,833,248

685,000	Maverick County, TX GO COP	8.750	03/01/2034	543,013

2,305,000	Maverick County, TX GO COP	8.750	03/01/2034	1,827,220

780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000	04/01/2045	879,723

555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875	04/01/2036	622,976

700,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000	08/15/2042	722,582

3,695,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[4]	6.150	08/01/2022	212,463

4,570,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	6.250	11/15/2029	5,318,829

10,775,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	6.250	11/15/2029	12,540,565

6,381,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750	10/01/2037	6,791,809

485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	426,538

110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	99,485

4,500,000	TX Municipal Gas Acquisition & Supply Corp.	6.250	12/15/2026	5,408,505

1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)	6.000	02/15/2030	2,047,429

660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250	09/01/2036	677,959

1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Fontiers School)	5.800	08/15/2040	1,172,017

				77,941,062

Utah—0.1%
275,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	276,026

1,185,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	1,149,402

				1,425,428

Vermont—0.1%
445,000	Burlington, VT GO	5.000	11/01/2032	478,246

350,000	Burlington, VT GO	5.000	11/01/2027	382,910

43         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Vermont (Continued)

$381,546	VT Educational & Health Buildings Financing Agency (Marlboro College)	2.779%	04/01/2019	$375,354

				1,236,510

Virginia—1.0%
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	654,010

1,895,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250	07/15/2025	1,645,239

416,000	Celebrate, VA North CDA Special Assessment[3]	6.750	03/01/2034	268,724

3,500,000	Celebrate, VA South CDA Special Assessment[4]	6.250	03/01/2037	1,925,105

750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.800	03/01/2036	187,560

3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450	03/01/2036	750,270

371,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.125	03/01/2036	92,783

900,000	New Port, VA CDA[4]	5.600	09/01/2036	518,238

3,375,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	3,573,956

2,565,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[7]	6.500	08/01/2038	2,667,190

675,000	Suffolk, VA IDA (Lake Prince Center)	5.300	09/01/2031	678,847

950,000	VA College Building Authority (Regent University)	5.000	06/01/2026	954,171

2,000,000	VA College Building Authority (Regent University)	5.000	06/01/2029	2,004,720

585,000	VA College Building Authority Educational Facilities (Regent University)	5.000	06/01/2036	585,199

35,170,000	VA Tobacco Settlement Authority	5.670 [5]	06/01/2047	739,625

162,770,000	VA Tobacco Settlement Authority	5.770 [5]	06/01/2047	2,584,788

				19,830,425

Washington—3.6%
4,145,000	Bremerton, WA Hsg. Authority	5.500	06/01/2037	4,146,037

1,000,000	Bremerton, WA Hsg. Authority	5.300	06/01/2026	1,000,360

75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	75,005

25,000	Pierce County, WA Hsg. Authority	5.800	12/01/2023	25,000

1,410,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)	5.700	11/01/2035	1,413,680

2,720,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	2,735,959

3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)	5.000	03/01/2025	4,369,781

80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)	5.000	03/01/2025	92,511

33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375	10/01/2036	38,375,203

44         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Washington (Continued)

$15,000,000	WA Health Care Facilities Authority (PH&S/ PEMC/PH&SO/PHSSC/LCMAS/SJHC/PSMMC/ SPH&HSC/PHlthC/PH&SW Obligated Group)	5.250%	10/01/2033	$16,633,800

				68,867,336

West Virginia—0.2%
1,885,000	Brooke County, WV (Bethany College)	6.750	10/01/2037	2,079,362

1,960,000	Brooke County, WV (Bethany College)	6.500	10/01/2031	2,146,102

				4,225,464

Wisconsin—1.7%
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[4]	7.000	01/01/2026	931,000

1,475,000	WI Center District, Series A	5.000	12/15/2029	1,631,748

5,000,000	WI GO	6.000	05/01/2036	5,800,850

750,000	WI H&EFA (Beloit College)	6.125	06/01/2039	826,290

1,230,000	WI H&EFA (Beloit College)	6.125	06/01/2035	1,361,979

1,300,000	WI H&EFA (Richland Hospital)	5.375	06/01/2028	1,301,261

17,260,000	WI H&EFA (SSM Health Care Corp.)	5.250	06/01/2034	19,109,064

200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060 [5]	10/01/2042	2

465,000	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000	10/01/2042	466,753

200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181 [5]	10/01/2042	62,630

650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.125	07/01/2042	708,299

500,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750	07/15/2032	538,815

350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000	07/15/2042	378,444

				33,117,135

U.S. Possessions—10.6%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	5,097,165

1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	1,341,309

1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	1,358,549

5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	3,850,902

11,375,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	11,374,204

3,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2040	1,902,180

2,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	1,270,560

9,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2036	5,717,430

4,000,000	Puerto Rico Commonwealth GO	5.625	07/01/2033	2,545,920

1,250,000	Puerto Rico Commonwealth GO	5.375	07/01/2030	792,450

5,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	3,238,700

1,500,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	971,295

5,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	3,224,950

500,000	Puerto Rico Commonwealth GO	5.500	07/01/2021	498,630

3,000,000	Puerto Rico Commonwealth GO	5.250	07/01/2023	1,960,950

4,210,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	2,643,248

2,610,000	Puerto Rico Commonwealth GO	5.000	07/01/2023	1,680,005

3,000,000	Puerto Rico Commonwealth GO	5.125	07/01/2028	1,901,550

45         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$4,020,000	Puerto Rico Commonwealth GO	5.250%	07/01/2030	$2,543,213

4,515,000	Puerto Rico Commonwealth GO	5.000	07/01/2020	2,984,596

5,000,000	Puerto Rico Electric Power Authority, Series A8	6.750	07/01/2036	2,899,800

20,460,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2029	11,871,097

2,830,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2028	1,641,824

3,000,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250	07/01/2027	1,740,570

1,850,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.000	07/01/2022	1,077,051

2,500,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.000	07/01/2028	1,450,550

260,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	246,670

4,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2025	3,764,760

4,500,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2032	2,611,125

3,000,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2026	1,741,710

5,000,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2037	2,901,350

1,500,000	Puerto Rico Electric Power Authority, Series VV8	5.500	07/01/2020	875,820

1,690,000	Puerto Rico Electric Power Authority, Series VV	5.250	07/01/2025	1,572,528

5,000,000	Puerto Rico Electric Power Authority, Series WW8	5.500	07/01/2020	2,919,400

3,050,000	Puerto Rico Electric Power Authority, Series WW8	5.500	07/01/2038	1,769,579

2,750,000	Puerto Rico Electric Power Authority, Series WW8	5.375	07/01/2023	1,598,905

1,985,000	Puerto Rico Electric Power Authority, Series WW8	5.250	07/01/2025	1,152,670

2,000,000	Puerto Rico Electric Power Authority, Series WW8	5.000	07/01/2028	1,160,440

5,000,000	Puerto Rico Electric Power Authority, Series WW8	5.500	07/01/2021	2,916,800

1,670,000	Puerto Rico Electric Power Authority, Series XX8	5.250	07/01/2040	968,984

410,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2022	238,669

7,300,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2024	4,240,716

40,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2022	24,546

3,000,000	Puerto Rico Highway & Transportation Authority, Series L	5.250	07/01/2038	2,575,830

3,500,000	Puerto Rico Highway & Transportation Authority, Series M	5.000	07/01/2046	1,121,855

8,000,000	Puerto Rico Infrastructure	7.075 [5]	07/01/2030	1,935,600

850,000	Puerto Rico Infrastructure	5.500	07/01/2024	486,438

65,000	Puerto Rico Infrastructure	5.000	07/01/2041	16,719

750,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2028	428,917

8,695,000	Puerto Rico Infrastructure Financing Authority	6.070 [5]	07/01/2031	1,962,201

3,200,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625	07/01/2022	2,713,440

1,230,000	Puerto Rico ITEMECF (Polytechnic University)	5.000	08/01/2032	1,019,485

240,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	133,536

2,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	1,167,780

8,575,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	5,347,198

3,300,000	Puerto Rico Public Buildings Authority	5.000	07/01/2032	1,864,698

1,000,000	Puerto Rico Public Buildings Authority	6.250	07/01/2031	606,260

4,940,000	Puerto Rico Public Buildings Authority	5.375	07/01/2033	2,822,173

5,615,000	Puerto Rico Public Finance Corp., Series B4	5.500	08/01/2031	701,875

6,380,000	Puerto Rico Sales Tax Financing Corp.	8.550 [5]	08/01/2023	2,593,406

17,650,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	7,250,973

270,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	108,238

18,875,000	Puerto Rico Sales Tax Financing Corp., Series A	9.410 [5]	08/01/2036	2,042,086

4,365,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	1,782,448

46         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280% [5]	08/01/2034	$6,507,500

20,215,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	8,355,062

29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.110 [5]	08/01/2044	4,201,865

15,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	6,424,050

7,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	3,015,250

29,160,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2040	17,572,691

32,560,000	Puerto Rico Sales Tax Financing Corp., Series C	8.020 [5]	08/01/2038	2,913,143

2,205,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	927,798

3,685,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000 [2]	08/01/2032	1,628,623

7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	3,024,477

				201,534,985

Total Municipal Bonds and Notes (Cost $2,285,494,628)				1,982,848,188

Corporate Bonds and Notes—0.0%

68,697	Las Vegas Monorail Co., Sr. Sec. Nts.[6,10]	5.500	07/15/2019	2,070

18,270	Las Vegas Monorail Co., Sub. Nts.[6,10]	3.000 [2,9]	07/15/2055	1,325

Total Corporate Bonds and Notes (Cost $138)				3,395

Total Investments, at Value (Cost $2,285,494,766)—104.4%				1,982,851,583

Net Other Assets (Liabilities)—(4.4)				(83,687,028)

Net Assets—100.0%				$1,899,164,555

Footnotes to Statement of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Interest or dividend is paid-in-kind, when applicable.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after the reporting period. See Note 4 of the accompanying Notes.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Represents the current interest rate for a variable or increasing rate security.

10. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance Country Housing Corp.
AWCC	American Water Capital Corp.
BH&HCG	Bristol Hospital & Health Care Group
BHDF	Bristol Hospital Development Foundation
BHlthC	Bristol Health Care
BHosp	Bristol Hospital
CDA	Communities Devel. Authority
COP	Certificates of Participation

47         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
EPBH	Emma Pendleton Bradley Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
LCMAS	Little Company of Mary Ancillary Services Corp.
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NYS	New York State
OLOLMC	Our Lady Of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
PEMC	Providence Everett MEdical Center
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PHlth	Presence Health
PHlthC	Providence Health Care
PHN	Presence Health Network
PHP	Presence PRV Health
PHSSC	Providence Health System-Southern CA
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
PSMMC	Providence St. Mary Medical Center
RIBS	Residual Interest Bonds
RIH	Rhode Island Hospital
SJHC	St. Joseph Hospital Corp.
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SPH&HSC	St. Patrick Hospital and Health Science Center
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital

See accompanying Notes to Financial Statements.

48         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015

Assets
Investments, at value (cost $2,285,494,766)—see accompanying statement of investments	$1,982,851,583

Cash	19,208,558

Receivables and other assets:
Interest	27,333,635
Shares of beneficial interest sold	20,292,786
Investments sold (including $3,670,053 sold on a when-issued or delayed delivery basis)	3,795,053
Other	638,601

Total assets	2,054,120,216

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	147,290,000
Shares of beneficial interest redeemed	5,126,679
Dividends	1,715,705
Distribution and service plan fees	363,752
Trustees’ compensation	288,281
Shareholder communications	13,498
Interest expense on borrowings	1,074
Other	156,672

Total liabilities	154,955,661

Net Assets	$1,899,164,555

Composition of Net Assets
Par value of shares of beneficial interest	$281,458

Additional paid-in capital	2,614,111,441

Accumulated net investment income	38,921,191

Accumulated net realized loss on investments	(451,506,352)

Net unrealized depreciation on investments	(302,643,183)

Net Assets	$1,899,164,555

49         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,237,667,642 and 183,082,403 shares of beneficial interest outstanding)	$6.76
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.10

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,148,260 and 1,808,801 shares of beneficial interest outstanding)	$6.72

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $373,089,046 and 55,582,893 shares of beneficial interest outstanding)	$6.71

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $276,259,607 and 40,984,271 shares of beneficial interest outstanding)	$6.74

See accompanying Notes to Financial Statements.

50         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF OPERATIONS For the Year Ended July 31, 2015

Investment Income
Interest	$141,319,647

Expenses
Management fees	8,407,013

Distribution and service plan fees:
Class A	3,179,034
Class B	166,453
Class C	3,808,744

Transfer and shareholder servicing agent fees:
Class A	1,313,577
Class B	16,653
Class C	381,052
Class Y	295,718

Shareholder communications:
Class A	27,687
Class B	1,163
Class C	10,773
Class Y	5,975

Legal, auditing and other professional fees	1,892,603

Borrowing fees	1,851,056

Interest expense and fees on short-term floating rate notes issued (See Note 4)	1,519,186

Trustees’ compensation	30,554

Interest expense on borrowings	15,890

Custodian fees and expenses	15,072

Other	26,631

Total expenses	22,964,834

Net Investment Income	118,354,813

Realized and Unrealized Gain (Loss)
Net realized gain on investments	24,102,368

Net change in unrealized appreciation/depreciation on investments	(50,019,374)

Net Increase in Net Assets Resulting from Operations	$92,437,807

See accompanying Notes to Financial Statements.

51         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014

Operations
Net investment income	$118,354,813	$128,675,503

Net realized gain (loss)	24,102,368	(10,131,089)

Net change in unrealized appreciation/depreciation	(50,019,374)	53,698,935

Net increase in net assets resulting from operations	92,437,807	172,243,349

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(77,890,915)	(84,308,049)
Class B	(864,509)	(1,170,638)
Class C	(19,876,745)	(20,083,177)
Class Y	(18,328,094)	(15,305,191)

	(116,960,263)	(120,867,055)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(52,378,817)	(315,463,166)
Class B	(7,230,685)	(7,709,050)
Class C	3,882,360	(85,073,174)
Class Y	31,678,418	42,847,314

	(24,048,724)	(365,398,076)

Net Assets
Total decrease	(48,571,180)	(314,021,782)

Beginning of period	1,947,735,735	2,261,757,517

End of period (including accumulated net investment income of $38,921,191 and $32,376,093, respectively)	$1,899,164,555	$1,947,735,735

See accompanying Notes to Financial Statements.

52         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2015

Cash Flows from Operating Activities
Net increase in net assets from operations	$92,437,807

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(196,992,303)
Proceeds from disposition of investment securities	355,197,798
Short-term investment securities, net	9,557,118
Premium amortization	6,468,780
Discount accretion	(29,755,717)
Net realized gain on investments	(24,102,368)
Net change in unrealized appreciation/depreciation on investments	50,019,374
Change in assets:
Decrease in other assets	186,951
Decrease in interest receivable	1,144,431
Increase in receivable for securities sold	(1,803,935)
Change in liabilities:
Increase in other liabilities	15,410
Decrease in payable for securities purchased	(2,172,460)

Net cash provided by operating activities	260,200,886

Cash Flows from Financing Activities
Proceeds from borrowings	288,100,000
Payments on borrowings	(288,100,000)
Payments on short-term floating rate notes issued	(87,785,000)
Proceeds from shares sold	406,269,392
Payments on shares redeemed	(542,181,375)
Cash distributions paid	(24,400,336)

Net cash used in financing activities	(248,097,319)

Net increase in cash	12,103,567

Cash, beginning balance	7,104,991

Cash, ending balance	$19,208,558

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $93,286,366.

Cash paid for interest on borrowings—$15,377.

Cash paid for interest on short-term floating rate notes issued—$1,519,186.

See accompanying Notes to Financial Statements.

53         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.84	$6.65	$7.19	$6.27	$6.39

Income (loss) from investment operations:
Net investment income[2]	0.42	0.43	0.40	0.43	0.46
Net realized and unrealized gain (loss)	(0.08)	0.16	(0.55)	0.90	(0.17)

Total from investment operations	0.34	0.59	(0.15)	1.33	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.40)	(0.39)	(0.41)	(0.41)

Net asset value, end of period	$6.76	$6.84	$6.65	$7.19	$6.27

Total Return, at Net Asset Value[3]	4.88%	9.18%	(2.32)%	21.90%	4.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,237,668	$1,305,586	$1,586,019	$1,888,870	$1,619,244

Average net assets (in thousands)	$1,306,597	$1,405,201	$1,914,142	$1,677,433	$1,779,808

Ratios to average net assets:[4]
Net investment income	6.04%	6.40%	5.52%	6.45%	7.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.87%	0.82%	0.74%	0.77%	0.74%
Interest and fees from borrowings	0.09%	0.09%	0.08%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.17%	0.10%	0.17%	0.21%

Total expenses	1.04%	1.08%	0.92%	1.04%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.08%	0.92%	1.04%	1.08%

Portfolio turnover rate	9%	10%	13%	21%	30%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

54         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class B	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.80	$6.61	$7.15	$6.24	$6.36

Income (loss) from investment operations:
Net investment income[2]	0.37	0.37	0.34	0.37	0.40
Net realized and unrealized gain (loss)	(0.09)	0.17	(0.55)	0.89	(0.16)

Total from investment operations	0.28	0.54	(0.21)	1.26	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.35)	(0.33)	(0.35)	(0.36)

Net asset value, end of period	$6.72	$6.80	$6.61	$7.15	$6.24

Total Return, at Net Asset Value[3]	4.12%	8.39%	(3.15)%	20.84%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,148	$19,426	$26,593	$36,439	$34,889

Average net assets (in thousands)	$16,554	$22,337	$33,430	$34,260	$37,308

Ratios to average net assets:[4]
Net investment income	5.30%	5.61%	4.69%	5.62%	6.54%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.63%	1.61%	1.57%	1.61%	1.60%
Interest and fees from borrowings	0.09%	0.09%	0.08%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.17%	0.10%	0.17%	0.21%

Total expenses	1.80%	1.87%	1.75%	1.88%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.87%	1.75%	1.88%	1.94%

Portfolio turnover rate	9%	10%	13%	21%	30%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.80	$6.60	$7.15	$6.24	$6.36

Income (loss) from investment operations:
Net investment income[2]	0.37	0.37	0.34	0.38	0.40
Net realized and unrealized gain (loss)	(0.10)	0.18	(0.55)	0.89	(0.15)

Total from investment operations	0.27	0.55	(0.21)	1.27	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.35)	(0.34)	(0.36)	(0.37)

Net asset value, end of period	$6.71	$6.80	$6.60	$7.15	$6.24

Total Return, at Net Asset Value[3]	3.98%	8.58%	(3.24)%	20.91%	4.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$373,089	$374,108	$450,498	$527,392	$418,638

Average net assets (in thousands)	$379,042	$381,177	$539,108	$454,431	$455,782

Ratios to average net assets:[4]
Net investment income	5.30%	5.62%	4.75%	5.66%	6.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.63%	1.59%	1.51%	1.55%	1.53%
Interest and fees from borrowings	0.09%	0.09%	0.08%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.17%	0.10%	0.17%	0.21%

Total expenses	1.80%	1.85%	1.69%	1.82%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.85%	1.69%	1.82%	1.87%

Portfolio turnover rate	9%	10%	13%	21%	30%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class Y	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.82	$6.63	$7.17	$6.26	$6.19

Income (loss) from investment operations:
Net investment income[2]	0.44	0.44	0.42	0.44	0.30
Net realized and unrealized gain (loss)	(0.09)	0.16	(0.55)	0.89	0.05

Total from investment operations	0.35	0.60	(0.13)	1.33	0.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.41)	(0.41)	(0.42)	(0.28)

Net asset value, end of period	$6.74	$6.82	$6.63	$7.17	$6.26

Total Return, at Net Asset Value[3]	5.16%	9.47%	(2.11)%	22.06%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$276,260	$248,616	$198,648	$289,075	$52,976

Average net assets (in thousands)	$294,301	$245,234	$278,098	$159,256	$22,067

Ratios to average net assets:[4]
Net investment income	6.30%	6.59%	5.75%	6.55%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.63%	0.58%	0.51%	0.52%	0.54%
Interest and fees from borrowings	0.09%	0.09%	0.08%	0.10%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.17%	0.10%	0.17%	0.21%

Total expenses	0.80%	0.84%	0.69%	0.79%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.84%	0.69%	0.79%	0.85%

Portfolio turnover rate	9%	10%	13%	21%	30%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

57         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015

1. Organization

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

58        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

59        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$71,715,525	$—	$449,365,833	$308,944,101

1. At period end, the Fund had $449,365,833 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$38,527,923
2017	105,610,446
2018	177,767,456
2019	12,340,869
No expiration	115,119,139

Total	$449,365,833

2. During the reporting period, the Fund utilized $19,146,835 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$960,347	$5,150,548	$4,190,201

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2015	Year Ended July 31, 2014

Distributions paid from:
Exempt-interest dividends	$116,226,076	$119,404,348
Ordinary income	734,187	1,462,707

Total	$116,960,263	$120,867,055

60        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,149,714,920 [1]

Gross unrealized appreciation	$138,279,290
Gross unrealized depreciation	(447,223,391)

Net unrealized depreciation	$(308,944,101)

1. The Federal tax cost of securities does not include cost of $142,080,764, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and

61         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

“asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

62         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2015 based on valuation input level:

63         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$82,766,089	$—	$82,766,089
Alaska	—	454,834	—	454,834
Arizona	—	52,435,143	—	52,435,143
Arkansas	—	—	1,117,325	1,117,325
California	—	310,213,882	—	310,213,882
Colorado	—	27,878,217	—	27,878,217
Connecticut	—	851,421	—	851,421
Delaware	—	4,990,431	—	4,990,431
District of Columbia	—	14,610,799	—	14,610,799
Florida	—	217,848,323	3,567,522	221,415,845
Georgia	—	14,783,195	—	14,783,195
Idaho	—	1,139,865	—	1,139,865
Illinois	—	217,989,763	—	217,989,763
Indiana	—	28,890,696	—	28,890,696
Iowa	—	3,099,456	—	3,099,456
Kansas	—	3,043,996	—	3,043,996
Kentucky	—	105,666	—	105,666
Louisiana	—	49,743,292	875,425	50,618,717
Maine	—	8,287,640	—	8,287,640
Maryland	—	2,201,240	—	2,201,240
Massachusetts	—	10,056,729	9,554	10,066,283
Michigan	—	83,374,180	—	83,374,180
Minnesota	—	2,056,037	—	2,056,037
Mississippi	—	1,103,267	—	1,103,267
Missouri	—	49,096,511	—	49,096,511
Montana	—	383,359	8,740,461	9,123,820
Nebraska	—	12,678,711	—	12,678,711
Nevada	—	16,268,098	—	16,268,098
New Hampshire	—	58,310,355	—	58,310,355
New Jersey	—	18,645,084	—	18,645,084
New Mexico	—	2,395,603	—	2,395,603
New York	—	24,925,386	—	24,925,386
North Carolina	—	20,097	—	20,097
Ohio	—	146,214,565	—	146,214,565
Oklahoma	—	13,595,409	—	13,595,409
Oregon	—	3,367,238	—	3,367,238
Pennsylvania	—	27,507,364	—	27,507,364
Rhode Island	—	18,745,352	—	18,745,352
South Carolina	—	16,599,175	4,954,505	21,553,680
South Dakota	—	1,682,310	—	1,682,310
Tennessee	—	7,046,273	—	7,046,273
Texas	—	77,941,062	—	77,941,062
U.S. Possessions	—	201,534,985	—	201,534,985
Utah	—	1,425,428	—	1,425,428
Vermont	—	1,236,510	—	1,236,510
Virginia	—	18,799,812	1,030,613	19,830,425
Washington	—	68,867,336	—	68,867,336

64        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
West Virginia	$—	$4,225,464	$—	$4,225,464
Wisconsin	—	33,117,133	2	33,117,135
Corporate Bonds and Notes	—	—	3,395	3,395

Total Assets	$—	$1,962,552,781	$20,298,802	$1,982,851,583

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Florida	$(7,024,271)	$7,024,271
Louisiana	(925,750)	925,750
Montana	(9,261,908)	9,261,908
Virginia	(2,182,827)	2,182,827
Corporate Bonds and Notes	(9,369)	9,369
Total Assets	$(19,404,125)	$19,404,125

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2014	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arkansas	$1,270,546	$—	$286,779	$—
Colorado	440,000	—	305,000	255,000
Florida	1,827,760	(652)	(2,151,963)	(689,388)
Louisiana	—	—	(50,325)	—
Massachusetts	2	—	9,552	—
Montana	—	—	(597,360)	75,913
South Carolina	5,214,335	63,910	163,164	6,096
Virginia	—	—	(1,152,502)	288
Wisconsin	2	—	—	—
Corporate Bonds and Notes	—	—	(5,974)	—

Total Assets	$8,752,645	$63,258	$(3,193,629)	$(352,091)

65         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

		Transfers into	Value as of
	Sales	Level 3	July 31, 2015

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arkansas	$(440,000)	$—	$1,117,325
Colorado	(1,000,000)	—	—
Florida	(2,442,506)	7,024,271	3,567,522
Louisiana	—	925,750	875,425
Massachusetts	—	—	9,554
Montana	—	9,261,908	8,740,461
South Carolina	(493,000)	—	4,954,505
Virginia	—	2,182,827	1,030,613
Wisconsin	—	—	2
Corporate Bonds and Notes	—	9,369	3,395

Total Assets	$(4,375,506)	$19,404,125	$20,298,802

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in
unrealized
appreciation/
depreciation

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arkansas	$286,779
Florida	(3,141,734)
Louisiana	(50,325)
Massachusetts	9,552
Montana	(597,360)
South Carolina	163,164
Virginia	(1,152,502)
Wisconsin	—
Corporate Bonds and Notes	(5,974)

Total Assets	$(4,488,400)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period:

				Range of
	Value as of	Valuation	Unobservable	Unobservable	Unobservable
	July 31, 2015	Technique	Input	Inputs	Input Used

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arkansas	$1,117,325	Pricing Service	N/A	N/A	N/A (a)
Florida	3,567,522	Pricing Service	N/A	N/A	N/A (a)

66        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

				Range of
	Value as of	Valuation	Unobservable	Unobservable	Unobservable
	July 31, 2015	Technique	Input	Inputs	Input Used

Municipal Bonds and Notes (Continued)
Louisiana	$875,425	Pricing Service	N/A	N/A	N/A (a)
Massachussetts	9,554	Pricing Service	N/A	N/A	N/A (a)
Montana	8,740,461	Pricing Service	N/A	N/A	N/A (a)
South Carolina	4,954,505	Pricing Service	N/A	N/A	N/A (a)
Virginia	1,030,613	Pricing Service	N/A	N/A	N/A (a)
Wisconsin	2	Pricing Service	N/A	N/A	N/A (a)
Corporate Bonds and Notes	3,395	Pricing Service	N/A	N/A	N/A (a)

	$20,298,802

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

67        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage,

68         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating

69         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $87,585,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $256,603,904 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $147,290,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$10,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements) RIBS	10.270%	4/1/41	$13,097,600
3,480,000	FL COP (Dept. of Management Services) Tender Option Bond Series 2015-XF0020 Trust	12.384	8/1/28	4,738,229
4,000,000	Greater Orlando, FL Aviation Authority Tender Option Bond Series 2015-XF2019 Trust[3]	15.570	10/1/32	6,165,600
4,000,000	Houston, TX Airport System Tender Option Bond Series 2015-XF0240 Trust[3]	17.309	7/1/39	5,773,600
5,000,000	IL Finance Authority (Northwestern Memorial Hospital/Northwestern Memorial Healthcare Obligated Group) Tender Option Bond Series 2015-XF0022 Trust	18.909	8/15/39	7,846,600
3,335,000	IL Finance Authority Tender Option Bond Series 2015-XF2032 Trust[3]	11.814	12/1/30	4,510,988
1,555,000	IL Finance Authority Tender Option Bond Series 2015-XF2122 Trust[3]	15.962	5/15/29	2,008,578
3,650,000	MI Hospital Finance Authority Tender Option Bond Series 2015-XF2129 Trust[3]	19.591	12/1/23	6,110,684
10,860,000	NH H&EFA (LRG Healthcare) Tender Option Bond Series 2015-XF0037 Trust	8.857	10/1/34	13,614,965
5,215,000	NH H&EFA Tender Option Bond Series 2015- XF2144 Trust[3]	22.566	4/1/38	9,207,395
2,500,000	Orange County, FL School Board Tender Option Bond Series 2015-XF2013 Trust[3]	17.034	8/1/34	3,659,100
3,335,000	San Francisco, CA City & County COP Tender Option Bond Series 2015-XF2033[3]	11.794	10/1/33	4,740,969
3,840,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.759	11/15/29	6,354,394

70         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 16,895,000	WA Health Care Facilities Authority (Catholic
	Health Initiatives) Tender Option Bond Series 2015-XF0016 Trust	10.216%	10/1/36	$21,485,202

				$109,313,904

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

    The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $147,290,000 or 7.17% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	3,670,053

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$96,459,113
Market Value	$36,642,843
Market Value as % of Net Assets	1.93%

    The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $46,793,014, representing 2.46% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $269,325 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	34,058,444	$236,726,509	47,578,182	$315,053,184
Dividends and/or distributions reinvested	9,125,696	63,499,082	10,071,602	67,102,720
Redeemed	(50,958,542)	(352,604,408)	(105,464,626)	(697,619,070)

Net decrease	(7,774,402)	$(52,378,817)	(47,814,842)	$(315,463,166)

Class B
Sold	15,231	$104,938	141,824	$928,576
Dividends and/or distributions reinvested	108,202	749,027	149,679	989,797
Redeemed	(1,171,981)	(8,084,650)	(1,459,032)	(9,627,423)

Net decrease	(1,048,548)	$(7,230,685)	(1,167,529)	$(7,709,050)

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5. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class C
Sold	10,083,068	$69,349,611	10,909,233	$71,971,242
Dividends and/or distributions reinvested	2,131,066	14,725,937	2,182,059	14,438,697
Redeemed	(11,685,844)	(80,193,188)	(26,250,333)	(171,483,113)

Net increase (decrease)	528,290	$3,882,360	(13,159,041)	$(85,073,174)

Class Y
Sold	17,014,260	$117,824,299	32,295,724	$213,705,171
Dividends and/or distributions reinvested	2,062,545	14,312,320	1,551,379	10,336,390
Redeemed	(14,537,326)	(100,458,201)	(27,373,258)	(181,194,247)

Net increase	4,539,479	$31,678,418	6,473,845	$42,847,314

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$196,992,303	$355,197,798

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through November 30, 2014		Fee Schedule Effective December 1, 2014
Up to $200 million	0.60%	Up to $200 million	0.60%
Next $100 million	0.55	Next $100 million	0.55
Next $200 million	0.50	Next $200 million	0.50
Next $250 million	0.45	Next $250 million	0.45
Next $250 million	0.40	Next $250 million	0.40
Over $1 billion	0.35	Next $4 billion	0.35
		Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be

73        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$ —
Payments Made to Retired Trustees	16,990
Accumulated Liability as of July 31, 2015	134,647

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

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7. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2015	$134,681	$46,781	$42,201	$57,768

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio

75         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Borrowings and Other Financing (Continued)

securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1925% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding. Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$8,944,658
Average Daily Interest Rate	0.171%
Fees Paid	$1,125,157
Interest Paid	$15,377

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to

76         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$505,446

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”),

77         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Pending Litigation (Continued)

OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

78         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester AMT-Free Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free Municipal Fund, including the statement of investments, as of July 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester AMT-Free Municipal Fund as of July 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2015

79         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.37% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

80     OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

81         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse

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David K. Downes, Continued	Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of

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Joanne Pace, Continued	The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005- 2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011- 2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEES

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub- Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub- Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005- March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004- October 2006) of Babson Capital Guernsey Limited; Director (May 2004- March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009,

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William F. Glavin, Jr., Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002- December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009- December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006- December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010- January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010- December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $50,300 in fiscal 2015 and $56,200 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2015 and $2,500 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $897,697 in fiscal 2015 and $727,131 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $559,556 in fiscal 2015 and $202,044 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,459,753 in fiscal 2015 and $931,675 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/9/2015